UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/06/2009

PATTERSON COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-20572

MN	41-0886515
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1031 Mendota Heights Road
St. Paul, Minnesota 55120
(Address of principal executive offices, including zip code)

651-686-1600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)(c) On October 6, 2009 Patterson Companies, Inc. announced that James W. Wiltz, President and Chief Executive Officer, will retire at the end of the current fiscal year as of April 24, 2010. The Board of Directors named Scott P. Anderson, currently the president of the Patterson Dental Supply, Inc. subsidiary, as Mr. Wiltz' successor. A copy of the press release issued by the Company on October 6, 2009 announcing the retirement of Mr. Wiltz and the appointment of Mr. Anderson as Mr. Wiltz' successor is furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits
    99 Press release of Patterson Companies, Inc., dated October 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

Date: October 06, 2009	By:	/s/ R. Stephen Armstrong
R. Stephen Armstrong
Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.doc	Press release of Patterson Companies, Inc., dated October 6, 2009